                                  Annual Report

                                                  DIVIDEND
                                                  GROWTH
                                                  FUND

                                -----------------
                                DECEMBER 31, 2002
                                -----------------


[LOGO OF T. ROWE RICE]

     REPORT HIGHLIGHTS
     --------------------------------------------------------------------------
     Dividend Growth Fund

..    The stock market fell for a third straight year despite a strong fourth-quarter rally.

..    The fund's returns were negative for both the 6- and 12-month periods, holding up better than its benchmarks for the year but lagging marginally in the second half.

..    We took advantage of pervasive investor gloom to increase positions in sound companies with attractive dividend policies.

..    The Bush administration's tax proposals are creating a constructive focus on dividends regardless of the proposal's final outcome.

..    We see reasons to be optimistic for the economy and stocks in 2003, especially if geopolitical concerns are resolved satisfactorily.





REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log on to your account at www.troweprice.com for more information.

FELLOW SHAREHOLDERS

Despite a fourth-quarter rally, the market staggered to a third consecutive annual loss in 2002, which was the worst year for equities since 1974. Corporate accounting scandals, continued economic uncertainty, and heightened geopolitical risks set the stage for the most difficult year of this three-year bear market. A 22.1% slide in the S&P 500 Stock Index left few places to hide, cutting a wide swath across industry groups.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 12/31/02                          6 Months        12 Months
--------------------------------------------------------------------------------
Dividend Growth Fund                              -10.44%          -18.47%
S&P 500 Stock Index                               -10.30           -22.10
Lipper Large-Cap Core
Funds Index                                       -10.13           -21.23

Your fund's performance for all of 2002, while negative, remained ahead of both the S&P 500 and its Lipper peer group. In the second half, however, it lagged both benchmarks slightly as the rally was led by sectors that were not major exposures for the fund--telecom, materials, and utilities. As always, avoiding big problem stocks was a key to good performance.


MARKET ENVIRONMENT

In 2002, investors continued to suffer an extended hangover from a decade-long party; not one S&P 500 sector finished in positive territory. The slide that began so precipitously in the second quarter accelerated in the third, reflecting a massive loss of investor confidence. Discouraging news about corporate earnings was exacerbated by accounting scandals and bankruptcies. Of the 12 largest bankruptcies in U.S. history, seven occurred in 2002, wiping out $273 billion in assets. The largest was WorldCom ($103 billion), which filed for bankruptcy after management was found to have engaged in a $9 billion accounting fraud. Tyco International did not go bankrupt but suffered a liquidity crisis as its management, which stole money from the company and stockholders, became poster children for bad behavior. The stock price plummeted. The good news is that the worst appears to be behind us. Most management teams run their companies in an honest fashion for the benefit of shareholders. Those just mentioned were taken down primarily by greed, as well as by the "grow at all costs" mentality that typified the late 1990s.

Other developments also hurt the market in 2002. Although the economic rebound progressed slowly and interest rates continued to fall on balance (the 10-year Treasury hit a 44-year low in early October), many companies were still unable to generate top-line growth. Oil prices remained stubbornly high, and the consumer showed signs of exhaustion from carrying the burden of economic growth. The threat of additional terrorism persisted, and both Iraq and North Korea tested the resolve of the Bush administration. The timing and uncertainty of a conflict with Iraq weighed on the market.


DIVIDEND UPDATE

We believe we are now in a world of more normalized returns for the equity markets--closer to the 8% to 10% long-term range of average annual returns. Given current P/E multiples on stocks (more reasonable but not depressed), earnings growth and dividend yield are likely to drive returns, not P/E expansion. Therefore, dividends are likely to generate a larger slice of total return to stockholders in coming years. According to a Salomon Smith Barney study, dividends historically accounted for more than 40% of the total return on stocks. In contrast, during the bubble period of 1995-1999, the dividend contribution fell to about 8%, dwarfed by 25% annual capital appreciation. Now the pendulum is beginning to swing back. In the second quarter of 2002, Morgan Stanley research shows that dividends paid on the S&P 500 ticked up for the first time in six quarters. Capital gains are no longer "easy money." In recent years, dividend payouts dwindled as share repurchases rose. However, many repurchases were executed at noneconomic prices, providing little benefit to shareholders and often proving to be employee compensation in disguise, since they offset option issuance. Dividends, which are the only part of total return that is always positive, can generally be relied upon, and thus become particularly important in normal market environments.

President Bush's proposal to eliminate the double taxation of dividends, should it become law, would likely provide a small boost to the market since the after-tax return to taxable shareholders would immediately increase. It would also encourage companies in a position to increase or initiate a dividend payout to do so. Obviously, not all companies will start paying dividends. The best candidates are those in relatively mature businesses that generate more cash flow than they need for their operations. A tax law change would level the playing field between ordinary income and capital gains. The current tax structure provides incentives for companies to retain all their earnings and invest in new and perhaps marginal projects to try to drive up their stock price. In sum, the discipline of a dividend payment could force management teams to be better stewards of shareholder capital. This, in fact, may be the major long-term benefit of a tax law change.

It is not clear what form tax relief will take, but it is clear to us that company management teams are listening. We have been in many meetings in recent months (with nondividend-paying companies) where executives indicated a willingness to initiate a dividend under an improved tax code. Some were not waiting. Microsoft, a company we have discussed in previous letters as a good candidate to initiate a dividend, announced its intention to do so as part of its recent earnings report.


PERFORMANCE REVIEW

The second half of the year was a tale of two markets: the S&P 500 lost 17.28% in the third quarter and gained 8.44% in the fourth. Telecom services, materials, and utilities were the better performers in the second half, while financials, industrials, and energy--all sizable positions in the fund--suffered.

------------------------
SECURITY DIVERSIFICATION
--------------------------------------------------------------------------------

                                    [GRAPH]
Reserves and Others                             3%
Financials                                     27%
Consumer                                       21%
Industrials, Business Services, and Materials  17%
Health Care                                    12%
Energy and Utilities                            9%
Information Technology                          6%
Telecommunication Services                      5%

Some of our best performers in the second half were among our worst in the first half. Specifically, Vodafone, Omnicom, and Tyco International, all of which had a history of growth through acquisition, generally succeeded in emerging from a cloud of suspicion of accounting improprieties. Vodafone, a global wireless services provider, was our top contributor in the second half after its stock had been beaten down by heightened competitive activity and widespread concerns about companies that had grown through acquisition. No accounting scandal emerged, and the company's terrific balance sheet, good management, and prospects for new services brought investors back into the stock. Tyco International rebounded following a management scandal and a crisis of confidence in the first half of the year. We stuck with Tyco because we believed it had some solid businesses capable of throwing off a lot of cash. Now, liquidity and accounting concerns have been put to rest. We have met with the new CEO and CFO, both of whom have good reputations, and we are satisfied the company is on track to recovery. Omnicom, a global marketing services company, also rebounded nicely from oversold levels. Pharmaceuticals, which also hurt us early in the year, stabilized to help performance in the second half. Pharmacia, Eli Lilly, Abbott Laboratories, and Johnson & Johnson all contributed positively.

The two worst contributors to second-half performance were health care companies. CIGNA, a health care service provider, missed earnings expectations by a significant margin. The company's system capabilities were less robust than we thought, causing it to misprice its services. Though we had sold half of our position before the earnings disappointment, the subsequent drop in the stock hurt results. This investment is particularly painful in view of the terrific performance of the health care services sector in recent years. Pharmaceutical company Wyeth was hit when a medical study indicated that one of its largest franchises, hormone replacement therapy, may heighten cancer risk. Other areas of weak performance included energy and retail, as crucial holiday sales were lower than anticipated.


PORTFOLIO CHANGES

In the financial area, we eliminated troubled regional bank FleetBoston Financial and put the proceeds into two existing holdings, State Street and U.S. Bancorp. State Street, a major provider of global custody and administration services, has a long track record of earnings and dividend growth. Its recently announced purchase of Deutsche Bank's custody business solidifies it as the market leader. U.S. Bancorp appears back on track following a long period of acquisition-driven growth, and we believe the stock offers good value at 11 times 2003 earnings estimates and a 3.4% yield. In the insurance sector we eliminated ACE Limited on asbestos exposure concerns and put the proceeds into St. Paul Companies. St. Paul is one of the largest and oldest writers of commercial and specialty insurance and is the majority holder of John Nuveen, an asset management company. Under a management team that took over in late 2001, St. Paul has restructured and refocused its business lines, emphasizing core commercial underwriting and exiting its more volatile medical malpractice and reinsurance lines. The company stands to benefit from improving pricing in its core business, expense reduction, and a more stable earnings stream. The company has paid cash dividends without interruption for 130 years.

We have slowly pared our REIT exposure over the last year, particularly as opportunities arose in other high-yielding sectors. In the second half of the year we eliminated New York office REIT Reckson Associates Realty, added to NiSource, and established a position in Pinnacle West Capital, the largest electric utility in Arizona. Above-average population growth in the state makes Pinnacle one of the country's fastest growing utilities. The company has a strong, experienced management team focused on creating shareholder value through earnings and dividend growth. Pinnacle was unfairly associated with other more distressed utilities, creating a buying opportunity for us in view of its greater financial flexibility, strong utility earnings power, and some undervalued real estate assets. Since 1994, the company has consistently increased its annual dividend by an average 7.5%.

Other new holdings include Roper Industries and Diebold. Roper manufactures high-margin analytical instrumentation and industrial products for niche markets. It exhibits below-average cyclicality relative to peers, has a faster organic growth profile, and delivers strong returns on invested capital. Additionally, it generates above-average free cash flow annually. We were able to buy this company at just 13.5 times 2003 estimated earnings. Diebold, one of two major players in the worldwide ATM market, is solidly profitable, boasts a recurring revenue stream, and has a solid balance sheet and attractive free cash flow. Growth will be driven by opportunities overseas where ATMs are less prevalent than in the U.S., by a domestic ATM upgrade cycle, and by expanding the company's security business. In addition, Diebold is a major player in the rapidly developing voting equipment marketplace. Of particular interest to us, the company has increased its cash dividend in each of the last 50 years.

OUTLOOK

As we head into 2003, we see reasons for optimism. From a valuation perspective, the market seems as reasonable as it has for several years. Much of the air has been let out of the speculative bubble, but, of course, uncertainty remains. Businesses are looking for revenue growth before investing in new projects, equipment, and people. Cost structures are generally lean--we are amazed at Corporate America's effort to preserve profitability levels through the recession--and even small revenue increases should translate into solid earnings growth. Interest rates are low, and the Bush administration is proposing an aggressive stimulus package to spark the economy, although its ultimate form has yet to take shape. Other overhanging clouds include the fight against terrorism, the Iraqi situation, and North Korea. The volatility that may result from these factors can also create investment opportunities, and our guess is that by the time we report to you six months from now most of these issues will be addressed.

We are encouraged by the new focus on dividends, regardless of the outcome of the proposed tax legislation, and we will continue to search for companies whose businesses generate sufficient growth to support an attractive dividend policy. We believe your fund's approach is particularly relevant and appropriate in today's more rational business and investment environment.


Respectfully submitted,

/s/ Thomas J. Huber


Thomas J. Huber
Chairman of the fund's Investment Advisory Committee

January 17, 2003

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------


PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                 Percent of
                                                 Net Assets
                                                   12/31/02
--------------------------------------------------------
Pfizer                                               2.6%
Citigroup                                            2.5
Freddie Mac                                          2.5
Exxon Mobil                                          2.2
XL Capital                                           1.7
--------------------------------------------------------
First Data                                           1.7
Vodafone                                             1.7
Verizon Communications                               1.6
Wyeth                                                1.6
Family Dollar Stores                                 1.5
--------------------------------------------------------
Target                                               1.5
U.S. Bancorp                                         1.4
Pharmacia                                            1.3
Mellon Financial                                     1.3
General Mills                                        1.3
--------------------------------------------------------
American International Group                         1.3
Philip Morris                                        1.3
Union Pacific                                        1.3
Waddell & Reed Financial                             1.3
GE                                                   1.3
--------------------------------------------------------
Abbott Laboratories                                  1.3
Microsoft                                            1.2
Masco                                                1.2
ChevronTexaco                                        1.1
Vornado Realty Trust                                 1.1
--------------------------------------------------------
Total                                               38.8%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

--------------------------------------------------------------------------------
T. ROWE PRICE DIVIDEND GROWTH FUND

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 12/31/02

Ten Largest Purchases                            Ten Largest Sales
------------------------------------------------------------------

Roper Industries*                                FleetBoston Financial**
St. Paul Companies*                              Reckson Associates Realty**
Unilever*                                        CIGNA
State Street                                     ACE Limited**
Pinnacle West Capital*                           Merck**
Diebold*                                         Analog Devices**
U.S. Bancorp                                     McDonald's**
Home Depot                                       PepsiCo
Travelers Property Casualty*                     Motorola**
NiSource                                         Meredith**

 * Position added
**Position eliminated

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

DIVIDEND GROWTH FUND
As of 12/31/02
[CHART PLOT POINTS]

                                 Dividend
                      S&P 500      Growth        Fund
                        Index        Fund        Area
       12/31/1992     $10,000     $10,000     $10,000
           Dec-93     $11,008     $11,941     $11,941
           Dec-94     $11,153     $12,199     $12,199
           Dec-95     $15,345     $16,072     $16,072
           Dec-96     $18,868     $20,147     $20,147
           Dec-97     $25,163     $26,346     $26,346
           Dec-98     $32,354     $30,308     $30,308
           Dec-99     $39,162     $29,454     $29,454
           Dec-00     $35,595     $32,416     $32,416
           Dec-01     $31,364     $31,236     $31,236
           Dec-02     $24,432     $25,467     $25,467


AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 12/31/02             1 Year   3 Years   5 Years    10 Years
--------------------------------------------------------------------------------
Dividend Growth Fund              -18.47%    -4.73%    -0.68%       9.80%


       Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                Year
                                               Ended
                                            12/31/02    12/31/01    12/31/00   12/31/99    12/31/98
NET ASSET VALUE
Beginning of period                          $ 20.79     $ 21.88     $ 20.21    $ 22.01     $ 20.13

Investment activities
   Net investment income (loss)                 0.20        0.27        0.30       0.45        0.46
   Net realized and
   unrealized gain (loss)                      (4.03)      (1.08)       1.71      (1.08)       2.51

   Total from
   investment activities                       (3.83)      (0.81)       2.01      (0.63)       2.97

Distributions
   Net investment income                       (0.20)      (0.28)      (0.29)     (0.45)      (0.46)
   Net realized gain                               -           -       (0.05)     (0.72)      (0.63)
   Total distributions                         (0.20)      (0.28)      (0.34)     (1.17)      (1.09)

NET ASSET VALUE
End of period                                $ 16.76     $ 20.79     $ 21.88    $ 20.21     $ 22.01
                                              ------------------------------------------------------

Ratios/Supplemental Data

Total return/\                                (18.47)%     (3.64)%     10.06%     (2.82)%     15.04%
Ratio of total expenses to
average net assets                              0.83%       0.82%       0.81%      0.77%       0.77%
Ratio of net investment
income (loss) to average
net assets                                      1.08%       1.31%       1.43%      2.01%       2.26%
Portfolio turnover rate                        20.4%       34.9%       35.7%      37.8%       37.3%
Net assets, end of period
(in millions)                                $   531     $  692      $   751    $ 1,028     $ 1,338

/\ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVIDEND GROWTH FUND

                                                               December 31, 2002

STATEMENT OF NET ASSETS                                 Shares/Par         Value
--------------------------------------------------------------------------------
                                                                    In thousands

   COMMON STOCKS  95.9%

   CONSUMER DISCRETIONARY  11.2%

   Hotels, Restaurants & Leisure 0.8%
   Starwood Hotels & Resorts Worldwide, REIT               175,000       $ 4,155
                                                                           4,155
                                                                         -------
   Leisure Equipment & Products 1.2%
   Hasbro                                                  250,000         2,887
   Mattel                                                  185,000         3,543
                                                                           6,430
                                                                         -------

   Media 4.7%
   AOL Time Warner *                                       200,000         2,620
   Disney                                                  345,000         5,627
   McGraw-Hill                                              90,000         5,440
   Omnicom                                                  85,000         5,491
   Viacom, Class B *                                       140,000         5,706
                                                                          24,884
                                                                         -------

   Multiline Retail 3.7%
   Family Dollar Stores                                    260,000         8,114
   Nordstrom                                               175,000         3,320
   Target                                                  270,000         8,100
                                                                          19,534
                                                                         -------

   Specialty Retail 0.8%
   Home Depot                                             190,000          4,553
                                                                           4,553
                                                                         -------
   Total Consumer Discretionary                                           59,556
                                                                         -------

   CONSUMER STAPLES 8.9%

   Beverages 1.1%
   PepsiCo                                                 135,000         5,700
                                                                           5,700
                                                                         -------

   Food & Drug Retailing 2.1%
   Royal Ahold (EUR)                                       115,000         1,459
   Sysco                                                   145,000         4,320
   Walgreen                                                180,000         5,254
                                                                          11,033
                                                                         -------

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

                                                        Shares/Par         Value
--------------------------------------------------------------------------------
                                                                    In thousands
   Food Products 2.7%
   General Mills                                           150,000      $  7,042
   McCormick                                               200,000         4,640
   Unilever (GBP)                                          300,000         2,854
                                                                          14,536
                                                                         -------

   Household Products 0.9%
   Colgate-Palmolive                                        50,000         2,621
   Kimberly-Clark                                           50,000         2,374
                                                                           4,995
                                                                         -------

   Personal Products 0.8%
   Estee Lauder, Class A                                   150,000         3,960
                                                                           3,960
                                                                         -------

   Tobacco 1.3%
   Philip Morris                                           170,000         6,890
                                                                           6,890
                                                                         -------
   Total Consumer Staples                                                 47,114
                                                                         -------
   ENERGY  7.4%

   Energy Equipment & Services 1.6%
   Baker Hughes                                            160,000         5,150
   Diamond Offshore Drilling                               135,000         2,950
                                                                           8,100
                                                                         -------

   Oil & Gas 5.8%
   Amerada Hess                                             80,000         4,404
   BP ADR                                                  125,000         5,081
   ChevronTexaco                                            90,000         5,983
   ExxonMobil                                              340,000        11,880
   TotalFinaElf ADR                                         50,000         3,575
                                                                          30,923
                                                                         -------
   Total Energy                                                           39,023
                                                                         -------
   FINANCIALS  25.6%

   Banks 5.6%
   Bank of New York                                        175,000         4,193
   Fifth Third Bancorp                                      40,000         2,342
   Mellon Financial                                        270,000         7,050
   Northern Trust                                           80,000         2,804

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

                                                        Shares/Par         Value
--------------------------------------------------------------------------------
                                                                    In thousands

   U.S. Bancorp                                            360,000       $ 7,639
   Wells Fargo                                             125,000         5,859
                                                                          29,887
                                                                         -------

   Diversified Financials 9.8%
   American Express                                        120,000         4,242
   Citigroup                                               380,000        13,372
   Fannie Mae                                               72,500         4,664
   Freddie Mac                                             225,000        13,286
   Morgan Stanley                                           90,000         3,593
   Principal Financial Group                                75,000         2,260
   State Street                                            100,000         3,900
   Waddell & Reed Financial, Class A                       350,000         6,884
                                                                          52,201
                                                                         -------

   Insurance 6.1%
   American International Group                            120,000         6,942
   Hartford Financial Services Group                        75,000         3,407
   Marsh & McLennan                                        100,000         4,621
   Mercury General                                          55,000         2,067
   St. Paul Companies                                      115,000         3,916
   Travelers Property Casualty, Class A*                   135,000         1,978
   XL Capital, Class A                                     120,000         9,270
                                                                          32,201
                                                                         -------

   Real Estate 4.1%

   Archstone-Smith Trust, REIT                             200,000         4,708
   Cousins Properties, REIT                                235,000         5,804
   Duke Realty, REIT                                       200,000         5,090
   Vornado Realty Trust, REIT                              160,000         5,952
                                                                          21,554
                                                                         -------
   Total Financials                                                      135,843
                                                                         -------

   HEALTH CARE 11.0%

   Health Care Providers & Services 1.2%
   CIGNA                                                    50,000         2,056
   HCA                                                     105,000         4,358
                                                                           6,414
                                                                         -------

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

                                                        Shares/Par         Value
--------------------------------------------------------------------------------
                                                                    In thousands

   Pharmaceuticals 9.8%
   Abbott Laboratories                                     170,000       $ 6,800
   Bristol-Myers Squibb                                    140,000         3,241
   Eli Lilly                                                60,000         3,810
   Johnson & Johnson                                        90,000         4,834
   Pfizer                                                  450,000        13,756
   Pharmacia                                               170,000         7,106
   Schering-Plough                                         175,000         3,885
   Wyeth                                                   230,000         8,602
                                                                          52,034
                                                                         -------
   Total Health Care                                                      58,448
                                                                         -------

   INDUSTRIALS & BUSINESS SERVICES 14.7%

   Aerospace & Defense 0.8%
   Honeywell International                                 185,000         4,440
                                                                           4,440
                                                                         -------

   Air Freight & Logistics 1.4%
   C.H. Robinson Worldwide                                  40,000         1,248
   Expeditors International of Washington                   80,000         2,612
   UPS, Class B                                             55,000         3,469
                                                                           7,329
                                                                         -------

   Building Products 1.2%
   Masco                                                   300,000         6,315
                                                                           6,315
                                                                         -------

   Commercial Services & Supplies 4.5%
   Automatic Data Processing                               125,000         4,906
   Certegy *                                               115,000         2,823
   First Data                                              260,000         9,207
   Paychex                                                 100,000         2,790
   Waste Management                                        180,000         4,126
                                                                          23,852
                                                                         -------

   Industrial Conglomerates 2.9%

   GE                                                      280,000         6,818
   Roper Industries                                         90,000         3,294
   Teleflex                                                 55,000         2,359
   Tyco International                                      175,000         2,989
                                                                          15,460
                                                                         -------

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

                                                        Shares/Par         Value
--------------------------------------------------------------------------------
                                                                    In thousands

   Machinery 2.6%
   Danaher                                                  60,000       $ 3,942
   Dover                                                    90,000         2,624
   Nordson                                                 150,000         3,725
   Pall                                                    200,000         3,336
                                                                          13,627
                                                                         -------

   Road & Rail 1.3%
   Union Pacific                                           115,000         6,885
                                                                           6,885
                                                                         -------
   Total Industrials & Business Services                                  77,908
                                                                         -------

   INFORMATION TECHNOLOGY 6.6%

   Communications Equipment 1.0%
   Cisco Systems *                                         200,000         2,620
   Nokia ADR                                               165,000         2,557
                                                                           5,177
                                                                         -------

   Computer Peripherals 1.0%
   Dell Computer *                                         115,000         3,075
   Hewlett-Packard                                         142,312         2,471
                                                                           5,546
                                                                         -------

   Electronic Equipment & Instruments 1.4%
   Diebold                                                  50,000         2,061
   Jabil Circuit *                                         100,000         1,792
   Molex, Class A                                          170,000         3,381
                                                                           7,234
                                                                         -------

   Semiconductor Equipment & Products 1.2%
   Applied Materials *                                     100,000         1,303
   Linear Technology                                       115,000         2,958
   Texas Instruments                                       150,000         2,251
                                                                           6,512
                                                                         -------

   Software 2.0%
   Adobe Systems                                            85,000         2,108
   Jack Henry & Associates                                 150,000         1,806
   Microsoft *                                             125,000         6,463
                                                                          10,377
                                                                         -------
   Total Information Technology                                           34,846
                                                                         -------

T. ROWE PRICE DIVIDEND GROWTH FUND

--------------------------------------------------------------------------------
                                                        Shares/Par         Value
--------------------------------------------------------------------------------
                                                                    In thousands

  MATERIALS 1.7%

  Chemicals 1.7%
  Dow Chemical                                             120,000       $ 3,564
  Ecolab                                                    50,000         2,475
  Potash Corp./Saskatchewan                                 50,000         3,180
  Total Materials                                                          9,219
                                                                         -------

  TELECOMMUNICATION SERVICES 5.3%

  Diversified Telecommunication Services 3.6%
  Alltel                                                   100,000         5,100
  SBC Communications                                       205,000         5,557
  Verizon Communications                                   225,000         8,719
                                                                          19,376
                                                                         -------

  Wireless Telecommunication Services  1.7%
  Vodafone ADR                                             490,000         8,879
                                                                           8,879
                                                                         -------
  Total Telecommunication Services                                        28,255
                                                                         -------

  UTILITIES 1.2%

  Electric Utilities 0.5%
  Pinnacle West Capital                                     81,000         2,761
                                                                           2,761
                                                                         -------

  Gas Utilities 0.7%
  NiSource                                                 190,000         3,800
                                                                           3,800
                                                                         -------
  Total Utilities                                                          6,561
                                                                         -------
  Total Miscellaneous Common Stocks 2.3%                                  12,388
                                                                         -------
  Total Common Stocks (Cost $ 483,042)                                   509,161
                                                                         -------
  CONVERTIBLE BONDS 1.0%

  Loews, Sub. Notes, 3.125%, 9/15/07                   $ 6,000,000         5,474
  Total Convertible Bonds (Cost $ 5,434)                                   5,474
                                                                         -------

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

                                                                           Shares/Par        Value
---------------------------------------------------------------------------------------------------
                                                                                      In thousands
   SHORT-TERM INVESTMENTS 3.4%

   Money Market Fund 3.4%
   T. Rowe Price Reserve Investment Fund, 1.53% #                          18,185,004    $  18,185

   Total Short-Term Investments (Cost $ 18,185)                                             18,185
                                                                                         ---------

   Total Investments in Securities
   100.3% of Net Assets (Cost $ 506,661)                                                 $ 532,820

   Other Assets Less Liabilities                                                           (1,556)
                                                                                         ---------

   NET ASSETS                                                                            $ 531,264

   Net Assets Consist of:
   Undistributed net investment income (loss)                                                $ 175
   Undistributed net realized gain (loss)                                                  (18,001)
   Net unrealized gain (loss)                                                               26,159
   Paid-in-capital applicable to 31,701,263 shares of $0.0001 par
   value capital stock outstanding; 1,000,000,000 shares authorized                        522,931
                                                                                         ---------

   NET ASSETS                                                                            $ 531,264
                                                                                         ---------

   NET ASSET VALUE PER SHARE                                                               $ 16.76
                                                                                         ---------


  #  Seven-day yield
  *  Non-income producing
ADR  American Depository Receipts
EUR  Euro
GBP  British pound
REIT Real Estate Investment Trust

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                            Year
                                                                           Ended

                                                                        12/31/02

   Investment Income (Loss)

   Income
     Dividend                                                           $ 10,635
     Interest                                                                974
                                                                     -----------
     Total income                                                         11,609
                                                                     -----------
   Expenses
     Investment management                                                 3,176
     Shareholder servicing                                                 1,600
     Custody and accounting                                                  111
     Prospectus and shareholder reports                                       93
     Proxy and annual meeting                                                 28
     Registration                                                             25
     Legal and audit                                                          15
     Directors                                                                 8
     Miscellaneous                                                             7
                                                                     -----------
     Total expenses                                                        5,063
     Expenses paid indirectly                                               (20)
                                                                     -----------
     Net expenses                                                          5,043
                                                                     -----------
   Net investment income (loss)                                            6,566
                                                                     -----------
   Realized and Unrealized Gain (Loss)
   Net realized gain (loss)
     Securities                                                         (15,714)
     Foreign currency transactions                                           (4)
                                                                     -----------
     Net realized gain (loss)                                           (15,718)
   Change in net unrealized gain (loss) on securities                  (117,559)
                                                                     -----------
   Net realized and unrealized gain (loss)                             (133,277)
                                                                     -----------
   INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS                                            $ (126,711)
                                                                     -----------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                                      Year
                                                                     Ended
                                                                   12/31/02         12/31/01
   Increase (Decrease) in Net Assets

   Operations

      Net investment income (loss)                                $   6,566         $  9,234
      Net realized gain (loss)                                      (15,718)           5,697
      Change in net unrealized gain (loss)                         (117,559)         (42,990)
                                                                  --------------------------
      Increase (decrease) in net assets from operations            (126,711)         (28,059)
                                                                  --------------------------
   Distributions to shareholders

      Net investment income                                          (6,451)          (9,492)
                                                                  --------------------------
   Capital share transactions *
      Shares sold                                                    83,037          106,401
      Distributions reinvested                                        5,960            8,766
      Shares redeemed                                              (116,691)        (136,440)
                                                                  -------------------------
      Increase (decrease) in net assets from capital
      share transactions                                            (27,694)         (21,273)
                                                                  --------------------------
   Net Assets

   Increase (decrease) during period                               (160,856)         (58,824)
   Beginning of period                                              692,120          750,944
                                                                  --------------------------
   End of period                                                  $ 531,264         $692,120
                                                                  ==========================
   *Share information

     Shares sold                                                      4,385            5,091
     Distributions reinvested                                           337              440
     Shares redeemed                                                 (6,306)          (6,561)
                                                                  --------------------------
     Increase (decrease) in shares outstanding                       (1,584)          (1,030)



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
                                                               December 31, 2002


-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Dividend Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company and commenced operations on December 30, 1992. The fund seeks to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income through investments primarily in dividend-paying stocks.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes.

Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $20,000 and $0, respectively, for the year ended December 31, 2002.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $121,705,000 and $146,990,000, respectively, for the year ended December 31, 2002.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

Distributions during the year ended December 31, 2002 totaled $6,451,000 and were characterized as ordinary income for tax purposes. At December 31, 2002, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

Unrealized appreciation                                        $ 86,904,000
Unrealized depreciation                                         (63,696,000)
                                                              -------------
Net unrealized appreciation (depreciation)                       23,208,000
Undistributed ordinary income                                       175,000
Capital loss carryforwards                                     (15,050,000)
Paid-in capital                                                 522,931,000
                                                              -------------
Net assets                                                    $ 531,264,000
                                                              -------------

Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. Consequently, $2,951,000 of realized losses reflected in the accompanying financial statements will not be recognized for tax purposes until 2003. The fund intends to retain realized gains to the extent of available capital loss carry-forwards for federal income tax purposes. As of December 31, 2002, the fund had $2,127,000 of capital loss carryforwards that expire in 2008, and $12,923,000 that expire in 2010.

At December 31, 2002, the cost of investments for federal income tax purposes $509,612,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At December 31, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $239,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $1,279,000 for the year ended December 31, 2002, of which $132,000 was payable at period-end.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2002, totaled $284,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Dividend Growth Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Dividend Growth Fund, Inc. (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with custodians, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Baltimore, Maryland
January 21, 2003

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/02

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For corporate shareholders, $6,567,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

---------------------------------------
ABOUT THE FUND'S DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.



Independent Directors

Name
(Date of Birth)                         Principal Occupation(s) During Past 5 Years and
Year Elected*                           Directorships of Other Public Companies

Anthony W. Deering                      Director, Chairman of the Board, President, and Chief Executive
(1/28/45)                               Officer, The Rouse Company, real estate developers
2001

Donald W. Dick, Jr.                     Principal, EuroCapital Advisors, LLC, an acquisition and management
(1/27/43)                               advisory firm
1992

David K. Fagin                          Director, Dayton Mining Corp. (6/98 to present), Golden Star
(4/9/38)                                Resources Ltd., and Canyon Resources Corp. (5/00 to present);
1992                                    Chairman and President, Nye Corp.

F. Pierce Linaweaver                    President, F. Pierce Linaweaver & Associates, Inc., consulting
(8/22/34)                               environmental and civil engineers
2001

Hanne M. Merriman                       Retail Business Consultant; Director, Ann Taylor Stores Corp.,
(11/16/41)                              Ameren Corp., Finlay Enterprises, Inc., The Rouse Company, and
1994                                    US Airways Group, Inc.

John G. Schreiber                       Owner/President, Centaur Capital Partners, Inc., a real estate
(10/21/46)                              investment company; Senior Advisor and Partner, Blackstone Real
2001                                    Estate Advisors, L.P.; Director, AMLI Residential Properties Trust,
                                        Host Marriott Corp., and The Rouse Company

Hubert D. Vos                           Owner/President, Stonington Capital Corp., a private investment
(8/2/33)                                company
1992

Paul M. Wythes                          Founding Partner, Sutter Hill Ventures, a venture capital limited
(6/23/33)                               partnership, providing equity capital to young high-technology
1992                                    companies throughout the United States; Director, Teltone Corp.

*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------


Inside Directors


Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price                Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]                    Other Public Companies

James A.C. Kennedy                      Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
(8/15/53)
1997
[37]

James S. Riepe                          Director and Vice President, T. Rowe Price; Vice Chairman of the
(6/25/43)                               Board, Director, and Vice President, T. Rowe Price Group, Inc.;
1992                                    Chairman of the Board and Director, T. Rowe Price Global Asset
[105]                                   Management Limited, T. Rowe Price Investment Services, Inc.,
                                        T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services,
                                        Inc.; Chairman of the Board, Director, President, and Trust Officer,
                                        T. Rowe Price Trust Company; Director, T. Rowe Price International,
                                        Inc., and T. Rowe Price Global Investment Services Limited; Chairman of
                                        the Board, Dividend Growth Fund

M. David Testa                          Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(4/22/44)                               Vice Chairman of the Board, Chief Investment Officer, Director, and
1992                                    Vice President, T. Rowe Price Group, Inc.; Director, T. Rowe Price
[105]                                   Global Asset Management Limited, T. Rowe Price Global Investment
                                        Services Limited, and T. Rowe Price International, Inc.; Director and
                                        Vice President, T. Rowe Price Trust Company

*Each inside director serves until the election of a successor.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------


Officers

Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Dividend Growth Fund         Group, Inc., and T. Rowe Price Investment
                                        Services, Inc.

Giri Devulapally (11/18/67)             Vice President, T. Rowe Price and T. Rowe Price
Vice President, Dividend Growth Fund    Group, Inc.

David R. Giroux (6/8/75)                Vice President, T. Rowe Price and T. Rowe Price
Vice President, Dividend Growth Fund    Group, Inc.

Michael W. Holton (9/25/68)             Vice President, T. Rowe Price and T. Rowe Price
Vice President, Dividend Growth Fund    Group, Inc.

Henry H. Hopkins (12/23/42)             Director and Vice President, T. Rowe Price
Vice President, Dividend Growth Fund    Group, Inc., T. Rowe Price Investment Services,
                                        Inc., T. Rowe Price Services, Inc., and T. Rowe
                                        Price Trust Company; Vice President, T. Rowe
                                        Price, T. Rowe Price International, Inc., and T.
                                        Rowe Price Retirement Plan Services, Inc.

Thomas J. Huber (9/23/66)               Vice President, T. Rowe Price and T. Rowe Price
President, Dividend Growth Fund         Group, Inc.

J. Jeffrey Lang (1/10/62)               Vice President, T. Rowe Price and T. Rowe Price
Vice President, Dividend Growth Fund    Trust Company

David M. Lee (11/13/62)                 Vice President, T. Rowe Price and T. Rowe Price
Vice President, Dividend Growth Fund    Group, Inc.

Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price and T.
Secretary, Dividend Growth Fund         Rowe Price Investment Services, Inc.

David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe Price
Controller, Dividend Growth Fund        Group, Inc., and T. Rowe Price Trust Company

Donald J. Peters (7/3/59)               Vice President, T. Rowe Price and T. Rowe Price
Vice President, Dividend Growth Fund    Group, Inc.

Karen M. Regan (4/16/67)                Assistant Vice President, T. Rowe Price
Vice President, Dividend Growth Fund

William J. Stromberg (3/10/60)          Vice President, T. Rowe Price and T. Rowe Price
Vice President, Dividend Growth Fund    Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE INVESTMENT SERVICES AND INFORMATION
--------------------------------------------------------------------------------


INVESTMENT SERVICES AND INFORMATION


KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

Automated 24-Hour Services Including Tele*Access(R) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

Automatic Investing. From your bank account or paycheck.

Automatic Withdrawal. Scheduled, automatic redemptions.

IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

Consolidated Statement. Overview of all of your accounts.

Shareholder Reports. Manager reviews of their strategies and results.

T. Rowe Price Report. Quarterly investment newsletter.

Performance Update. Quarterly review of all T. Rowe Price fund results.

Insights. Educational reports on investment strategies and markets.

Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.


* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic
Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*+
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010
Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable
Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS++

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery+
International Equity Index
International Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond
Emerging Markets Bond
International Bond*


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

+  Closed to new investors.

++ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

   Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

                                         T. Rowe Price Investment Services, Inc.
[LOGO OF T. ROWE PRICE]                  100 East Pratt Street
                                         Baltimore, MD 21202

                                                                F58-050 12/31/02